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                                                                      EXHIBIT 23

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statements No. 33-58096, 33-68590, 33-93370, 333-00128 and 333-21397 of General Nutrition
Companies, Inc. on Form S-8 of our report dated April 20, 1998 appearing in this Annual Report on Form 10-K of General Nutrition Companies, Inc. for the year ended January 31, 1998.

Deloitte & Touche LLP

Pittsburgh, Pennsylvania
April 27, 1998